Exhibit (c)(3) CONFIDENTIAL – For Affiliate Transactions Committee Use Only Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission. PROJECT AVALANCHE PRESENTATION TO THE AFFILIATE TRANSACTIONS COMMITTEE August 29, 2020Exhibit (c)(3) CONFIDENTIAL – For Affiliate Transactions Committee Use Only Confidential Treatment Requested. Confidential portions of this document have been redacted and have been separately filed with the Securities and Exchange Commission. PROJECT AVALANCHE PRESENTATION TO THE AFFILIATE TRANSACTIONS COMMITTEE August 29, 2020

CONFIDENTIAL – For Affiliate Transactions Committee Use Only 1. TRANSACTION OVERVIEW 4 TABLE OF CONTENTS 2. AVALANCHE PUBLIC MARKET PERSPECTIVES 6 3. FINANCIAL ANALYSIS 13 4. APPENDIX 24 2CONFIDENTIAL – For Affiliate Transactions Committee Use Only 1. TRANSACTION OVERVIEW 4 TABLE OF CONTENTS 2. AVALANCHE PUBLIC MARKET PERSPECTIVES 6 3. FINANCIAL ANALYSIS 13 4. APPENDIX 24 2

CONFIDENTIAL – For Affiliate Transactions Committee Use Only Disclaimer The following materials were prepared solely for discussion at the meeting of the Affiliate Transactions Committee (the “Committee”) of the Board of Directors of AVALANCHE (“AVALANCHE” or the “Company”) scheduled for August 29, 2020. The following materials are for discussion purposes only and are incomplete without reference to, and should be viewed in conjunction with, the oral presentation provided by Cowen and Company, LLC (“Cowen”) to the Committee. This presentation and the information contained herein has been prepared in order to assist the Affiliate Transactions Committee in evaluating the feasibility of a proposed transaction with ISLANDERS. Cowen expresses no view as to the Committee’s underlying business decision to effect the proposed transaction, the relative merits of the proposed transaction as compared to other business strategies or transactions that might be available to AVALANCHE or to any other aspect or implication of the proposed transaction or any agreement, arrangement or understanding entered into in connection with the proposed transaction or otherwise. In preparing this presentation, Cowen has, with the Committee’s consent, relied upon information provided to Cowen by AVALANCHE, or publicly available information or information otherwise reviewed by Cowen. Cowen has not independently verified any such information, and has relied on it being accurate and complete in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared at the direction of and approved by the Committee or obtained from public sources, Cowen has utilized such estimates and forecasts at the Committee’s direction and has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of AVALANCHE or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates. Please note that this presentation is based on the business and operations of AVALANCHE as represented to Cowen as of the date hereof, and does not purport to take into consideration any information or events arising subsequent to such date. Cowen makes no representation or warranty that there has been no material change in the information provided or reviewed by Cowen in connection herewith. Cowen has no obligation to update this presentation. The information contained herein is confidential and has been prepared exclusively for the benefit and use of the Committee in its consideration of the proposed transaction, and may not be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without Cowen’s prior written consent, except as specifically set forth in the engagement letter between Cowen, the Committee and the Company. This presentation is not for the benefit of, and does not convey any rights or remedies to, any holder of securities of AVALANCHE or any other person. This presentation is subject to the assumptions, qualifications and limitations set forth herein and does not constitute a recommendation by Cowen to the Committee or any other person on how to act with respect to the proposed transaction. Cowen does not address any legal, regulatory, tax, or accounting effects of the proposed transaction and nothing contained herein should be construed as legal, regulatory, tax or accounting advice. 3CONFIDENTIAL – For Affiliate Transactions Committee Use Only Disclaimer The following materials were prepared solely for discussion at the meeting of the Affiliate Transactions Committee (the “Committee”) of the Board of Directors of AVALANCHE (“AVALANCHE” or the “Company”) scheduled for August 29, 2020. The following materials are for discussion purposes only and are incomplete without reference to, and should be viewed in conjunction with, the oral presentation provided by Cowen and Company, LLC (“Cowen”) to the Committee. This presentation and the information contained herein has been prepared in order to assist the Affiliate Transactions Committee in evaluating the feasibility of a proposed transaction with ISLANDERS. Cowen expresses no view as to the Committee’s underlying business decision to effect the proposed transaction, the relative merits of the proposed transaction as compared to other business strategies or transactions that might be available to AVALANCHE or to any other aspect or implication of the proposed transaction or any agreement, arrangement or understanding entered into in connection with the proposed transaction or otherwise. In preparing this presentation, Cowen has, with the Committee’s consent, relied upon information provided to Cowen by AVALANCHE, or publicly available information or information otherwise reviewed by Cowen. Cowen has not independently verified any such information, and has relied on it being accurate and complete in all material respects. To the extent such information includes estimates and forecasts of future financial performance prepared at the direction of and approved by the Committee or obtained from public sources, Cowen has utilized such estimates and forecasts at the Committee’s direction and has assumed that such estimates and forecasts have been reasonably prepared on bases reflecting the best currently available estimates and judgments of AVALANCHE or, with respect to estimates and forecasts obtained from public sources, represent reasonable estimates. Please note that this presentation is based on the business and operations of AVALANCHE as represented to Cowen as of the date hereof, and does not purport to take into consideration any information or events arising subsequent to such date. Cowen makes no representation or warranty that there has been no material change in the information provided or reviewed by Cowen in connection herewith. Cowen has no obligation to update this presentation. The information contained herein is confidential and has been prepared exclusively for the benefit and use of the Committee in its consideration of the proposed transaction, and may not be used for any other purpose or reproduced, disseminated, quoted or referred to at any time, in any manner or for any purpose without Cowen’s prior written consent, except as specifically set forth in the engagement letter between Cowen, the Committee and the Company. This presentation is not for the benefit of, and does not convey any rights or remedies to, any holder of securities of AVALANCHE or any other person. This presentation is subject to the assumptions, qualifications and limitations set forth herein and does not constitute a recommendation by Cowen to the Committee or any other person on how to act with respect to the proposed transaction. Cowen does not address any legal, regulatory, tax, or accounting effects of the proposed transaction and nothing contained herein should be construed as legal, regulatory, tax or accounting advice. 3

CONFIDENTIAL – For Affiliate Transactions Committee Use Only 1. TRANSACTION OVERVIEWCONFIDENTIAL – For Affiliate Transactions Committee Use Only 1. TRANSACTION OVERVIEW

TRANSACTION OVERVIEW CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE – Summary of Offer (US$ in millions, except per share data) Premium / (Discount) (%) Implied WholeCo Implied WholeCo 20-Day (a) (b) Price per Share Equity Value Enterprise Value Current 8/28/20 VWAP Metrics $11.38 $11.39 Current $11.38 $1,179 $829 - (0.1%) Offer Price $18.15 1,900 1,550 59.5% 59.3% Source: Market data per Capital IQ and Bloomberg as of August 28, 2020. Closing as of the indicated day, except as otherwise noted. (a) Based on Treasury Stock Method assuming 101.6mm shares of common stock outstanding, 10.1mm shares subject to options with various exercise prices, 1.5mm restricted stock units and 40,000 shares reserved for issuance pursuant to an Employee Stock Purchase Plan (ESPP) as of August 28, 2020, per AVALANCHE. (b) Based on estimated net cash balance of $350mm as of September 30, 2020 per AVALANCHE. 5TRANSACTION OVERVIEW CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE – Summary of Offer (US$ in millions, except per share data) Premium / (Discount) (%) Implied WholeCo Implied WholeCo 20-Day (a) (b) Price per Share Equity Value Enterprise Value Current 8/28/20 VWAP Metrics $11.38 $11.39 Current $11.38 $1,179 $829 - (0.1%) Offer Price $18.15 1,900 1,550 59.5% 59.3% Source: Market data per Capital IQ and Bloomberg as of August 28, 2020. Closing as of the indicated day, except as otherwise noted. (a) Based on Treasury Stock Method assuming 101.6mm shares of common stock outstanding, 10.1mm shares subject to options with various exercise prices, 1.5mm restricted stock units and 40,000 shares reserved for issuance pursuant to an Employee Stock Purchase Plan (ESPP) as of August 28, 2020, per AVALANCHE. (b) Based on estimated net cash balance of $350mm as of September 30, 2020 per AVALANCHE. 5

CONFIDENTIAL – For Affiliate Transactions Committee Use Only 2. AVALANCHE PUBLIC MARKET PERSPECTIVESCONFIDENTIAL – For Affiliate Transactions Committee Use Only 2. AVALANCHE PUBLIC MARKET PERSPECTIVES

AVALANCHE PUBLIC MARKET PERSPECTIVES CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Stock Price Performance ANNOTATED STOCK PRICE CHART – LAST TWELVE MONTHS • Share Price (08/28/20): $11.38 (a) • 52-Week Range: $8.00 – $22.79 1/22/20 — Announced topline results from • 20-Day VWAP: $11.39 the Phase 2 trial for APOCIII-L in Rx hypertriglyceridemia with CVD risk 9/23/19 — Announced departure of CEO, (Price, USD) (Volume, mm) President and COO and elected Michael Yang and Joseph Klein as new Board members 1/28/20 — Announced topline results from the Phase 2 trial for ANGPTL3-L in Rx $25.00 2.00 hypertriglyceridemia, type 2 diabetes and NAFLD 5/5/20 — Announced earnings 10/7/19 — Entered into a licensing results for Q1:2020 agreement with Pfizer for ANGPTL3-L Rx 2/25/20 — Announced earnings 20.00 results for full year 2019 8/4/20 — Announced earnings 1.50 results for Q2:2020 11/25/19 — Announced initiation 15.00 of the NEURO-TTRansform Phase 3 trial for TTR-L in hATTR Rx polyneuropathy 1.00 $11.38 11/5/19 — 1/10/20 — Announced initiation 10.00 Announced earnings of the CARDIO-TTRansform Phase results for Q3:2019 3 trial for TTR-L in ATTR Rx cardiomyopathy 0.50 5.00 0.00 0.00 8/28/19 10/28/19 12/28/19 2/27/20 4/28/20 6/28/20 8/28/20 Source: AVALANCHE public company filings, press releases and Capital IQ as of August 28, 2020. (a) 52-week range represents high and low of intraday trading prices. 7AVALANCHE PUBLIC MARKET PERSPECTIVES CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Stock Price Performance ANNOTATED STOCK PRICE CHART – LAST TWELVE MONTHS • Share Price (08/28/20): $11.38 (a) • 52-Week Range: $8.00 – $22.79 1/22/20 — Announced topline results from • 20-Day VWAP: $11.39 the Phase 2 trial for APOCIII-L in Rx hypertriglyceridemia with CVD risk 9/23/19 — Announced departure of CEO, (Price, USD) (Volume, mm) President and COO and elected Michael Yang and Joseph Klein as new Board members 1/28/20 — Announced topline results from the Phase 2 trial for ANGPTL3-L in Rx $25.00 2.00 hypertriglyceridemia, type 2 diabetes and NAFLD 5/5/20 — Announced earnings 10/7/19 — Entered into a licensing results for Q1:2020 agreement with Pfizer for ANGPTL3-L Rx 2/25/20 — Announced earnings 20.00 results for full year 2019 8/4/20 — Announced earnings 1.50 results for Q2:2020 11/25/19 — Announced initiation 15.00 of the NEURO-TTRansform Phase 3 trial for TTR-L in hATTR Rx polyneuropathy 1.00 $11.38 11/5/19 — 1/10/20 — Announced initiation 10.00 Announced earnings of the CARDIO-TTRansform Phase results for Q3:2019 3 trial for TTR-L in ATTR Rx cardiomyopathy 0.50 5.00 0.00 0.00 8/28/19 10/28/19 12/28/19 2/27/20 4/28/20 6/28/20 8/28/20 Source: AVALANCHE public company filings, press releases and Capital IQ as of August 28, 2020. (a) 52-week range represents high and low of intraday trading prices. 7

AVALANCHE PUBLIC MARKET PERSPECTIVES CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Indexed Stock Price Performance LAST TWELVE MONTHS LAST THREE MONTHS (Indexed Return) (Indexed Return) 150% 125% NBI +29.2% 125 110 (a) Peer Index NBI 100 1.1% +0.6% 95 (a) Peer Index (8.6)% 75 AVALANCHE 80 (44.3)% AVALANCHE 50 (24.6)% 25 65 08/28/19 12/28/19 04/28/20 08/28/20 05/28/20 06/27/20 07/28/20 08/28/20 Source: Capital IQ as of August 28, 2020. (a) Peers consist of Global Blood Therapeutics, Amicus Therapeutics, PTC Therapeutics, GW Pharmaceuticals, Zogenix and Esperion. 8AVALANCHE PUBLIC MARKET PERSPECTIVES CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Indexed Stock Price Performance LAST TWELVE MONTHS LAST THREE MONTHS (Indexed Return) (Indexed Return) 150% 125% NBI +29.2% 125 110 (a) Peer Index NBI 100 1.1% +0.6% 95 (a) Peer Index (8.6)% 75 AVALANCHE 80 (44.3)% AVALANCHE 50 (24.6)% 25 65 08/28/19 12/28/19 04/28/20 08/28/20 05/28/20 06/27/20 07/28/20 08/28/20 Source: Capital IQ as of August 28, 2020. (a) Peers consist of Global Blood Therapeutics, Amicus Therapeutics, PTC Therapeutics, GW Pharmaceuticals, Zogenix and Esperion. 8

AVALANCHE PUBLIC MARKET PERSPECTIVES CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Trading Analysis LAST TWELVE MONTHS– CUMULATIVE SHARES TRADED AT SPECIFIED PRICES (% of Shares Traded) 100.0% 94.3% 100.0% 57.0% 50.0 33.3% 11.1% 0.0% 0.0 ≤ $10.00 ≤ $12.50 ≤ $15.00 ≤ $17.50 ≤ $20.00 ≤ $22.50 Trading Statistics Cumulative # of - 7.478 22.477 38.470 63.643 67.471 Shares (mm) (a) % of Total Shares 0.0% 7.4% 22.1% 37.9% 62.6% 66.4% LAST THREE MONTHS – CUMULATIVE SHARES TRADED AT SPECIFIED PRICES (% of Shares Traded) 100.0% 97.9% 100.0% 70.9% 50.0 36.2% 12.2% 0.0% 0.0 ≤ $10.00 ≤ $11.50 ≤ $13.00 ≤ $14.50 ≤ $16.00 ≤ $17.50 Trading Statistics Cumulative # of - 2.167 6.421 12.585 17.374 17.745 Shares (mm) (a) % of Total Shares 0.0% 2.1% 6.3% 12.4% 17.1% 17.5% Source: Capital IQ as of August 28, 2020. (a) % of Total Shares based on 101.6mm shares of common stock outstanding as of August 27, 2020, per AVALANCHE. Shares of common stock outstanding were 93.0mm, 93.9mm, 101.1mm, 101.5mm and 101.6mm as of August 1, 2019, October 31,2019, February 20, 2020, April 29, 2020 and July 29, 2020, respectively, per Company filings. Actual 9 percentages are higher than those shown because of a lower number of shares outstanding at various dates throughout the period.AVALANCHE PUBLIC MARKET PERSPECTIVES CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Trading Analysis LAST TWELVE MONTHS– CUMULATIVE SHARES TRADED AT SPECIFIED PRICES (% of Shares Traded) 100.0% 94.3% 100.0% 57.0% 50.0 33.3% 11.1% 0.0% 0.0 ≤ $10.00 ≤ $12.50 ≤ $15.00 ≤ $17.50 ≤ $20.00 ≤ $22.50 Trading Statistics Cumulative # of - 7.478 22.477 38.470 63.643 67.471 Shares (mm) (a) % of Total Shares 0.0% 7.4% 22.1% 37.9% 62.6% 66.4% LAST THREE MONTHS – CUMULATIVE SHARES TRADED AT SPECIFIED PRICES (% of Shares Traded) 100.0% 97.9% 100.0% 70.9% 50.0 36.2% 12.2% 0.0% 0.0 ≤ $10.00 ≤ $11.50 ≤ $13.00 ≤ $14.50 ≤ $16.00 ≤ $17.50 Trading Statistics Cumulative # of - 2.167 6.421 12.585 17.374 17.745 Shares (mm) (a) % of Total Shares 0.0% 2.1% 6.3% 12.4% 17.1% 17.5% Source: Capital IQ as of August 28, 2020. (a) % of Total Shares based on 101.6mm shares of common stock outstanding as of August 27, 2020, per AVALANCHE. Shares of common stock outstanding were 93.0mm, 93.9mm, 101.1mm, 101.5mm and 101.6mm as of August 1, 2019, October 31,2019, February 20, 2020, April 29, 2020 and July 29, 2020, respectively, per Company filings. Actual 9 percentages are higher than those shown because of a lower number of shares outstanding at various dates throughout the period.

AVALANCHE PUBLIC MARKET PERSPECTIVES CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Summary of Wall Street Valuation Perspectives Valuation Rating Price Target Methodology Buy Prob-adjusted SOTP fwd. sales multiple $41 Outperform Prob-adjusted wholeco NPV $26 Overweight Prob-adjusted SOTP NPV $25 Hold Prob-adjusted wholeco NPV $16 Market Perform NA NA Mean: $27.00 Source: Wall Street research. 10AVALANCHE PUBLIC MARKET PERSPECTIVES CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Summary of Wall Street Valuation Perspectives Valuation Rating Price Target Methodology Buy Prob-adjusted SOTP fwd. sales multiple $41 Outperform Prob-adjusted wholeco NPV $26 Overweight Prob-adjusted SOTP NPV $25 Hold Prob-adjusted wholeco NPV $16 Market Perform NA NA Mean: $27.00 Source: Wall Street research. 10

AVALANCHE PUBLIC MARKET PERSPECTIVES CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Product Revenue Estimates Comparison (a) (b) WALL STREET AND AVALANCHE PRODUCT REVENUE ESTIMATES 2020P – 2024P (US$ in millions) $2,000 Wall Street High Wall Street Median 1,750 Wall Street Low 1,500 AVALANCHE Projections 1,250 Q3P’20 Q4P’20 1,000 AVALANCHE $16 $16 750 Street Median 18 21 500 250 0 2020P 2021P 2022P 2023P 2024P AVALANCHE Product Revenue Estimates ($mm) 2020P 2021P 2022P 2023P 2024P AVALANCHE $63 $93 $112 $102 $97 80 187 491 1,647 1,781 Street High Street Median 71 141 259 492 954 Street Low 67 88 127 180 244 Source: Wall Street research as of August 28, 2020 and AVALANCHE projections as of August 18, 2020. (a) Sourced from current equity research by BMO Capital Markets, Cowen, Needham, Stifel and Wells Fargo. and Partner, (b) AVALANCHE estimates include non-probability adjusted product revenue, which includes i) Tegsedi and Waylivra U.S. and EU product sales generated directly by AVALANCHE and Partner, ii) WW TTR-L product sales and iii) Tegsedi and Waylivra LATAM royalties from existing partnership with PTC. Other inflows from licensing, including milestone payments and reimbursement Rx are not included, to allow for a comparison of product revenue only. Wall Street estimates generally assume 1) AVALANCHE will continue commercializing Tegsedi and Waylivra in the EU, EU, 11 2) TTR-L will remain wholly-owned by AVALANCHE and 3) TTR-L will be launched in 2023. Rx RxAVALANCHE PUBLIC MARKET PERSPECTIVES CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Product Revenue Estimates Comparison (a) (b) WALL STREET AND AVALANCHE PRODUCT REVENUE ESTIMATES 2020P – 2024P (US$ in millions) $2,000 Wall Street High Wall Street Median 1,750 Wall Street Low 1,500 AVALANCHE Projections 1,250 Q3P’20 Q4P’20 1,000 AVALANCHE $16 $16 750 Street Median 18 21 500 250 0 2020P 2021P 2022P 2023P 2024P AVALANCHE Product Revenue Estimates ($mm) 2020P 2021P 2022P 2023P 2024P AVALANCHE $63 $93 $112 $102 $97 80 187 491 1,647 1,781 Street High Street Median 71 141 259 492 954 Street Low 67 88 127 180 244 Source: Wall Street research as of August 28, 2020 and AVALANCHE projections as of August 18, 2020. (a) Sourced from current equity research by BMO Capital Markets, Cowen, Needham, Stifel and Wells Fargo. and Partner, (b) AVALANCHE estimates include non-probability adjusted product revenue, which includes i) Tegsedi and Waylivra U.S. and EU product sales generated directly by AVALANCHE and Partner, ii) WW TTR-L product sales and iii) Tegsedi and Waylivra LATAM royalties from existing partnership with PTC. Other inflows from licensing, including milestone payments and reimbursement Rx are not included, to allow for a comparison of product revenue only. Wall Street estimates generally assume 1) AVALANCHE will continue commercializing Tegsedi and Waylivra in the EU, EU, 11 2) TTR-L will remain wholly-owned by AVALANCHE and 3) TTR-L will be launched in 2023. Rx Rx

AVALANCHE PUBLIC MARKET PERSPECTIVES CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Product Revenue Estimates Comparison (Cont’d) (a) (b) WALL STREET AND AVALANCHE PRODUCT REVENUE ESTIMATES 2020P – 2024P (US$ in millions) Tegsedi Q3P’20 Q4P’20 ’20P ’21P ’22P ’23P ’24P AVALANCHE $14 $14 $57 $76 $77 $42 $20 (c) BMO 17 19 66 126 177 - - Cowen 17 17 65 84 106 131 153 Needham ------- Stifel ------- Wells Fargo 20 23 71 167 319 441 493 Waylivra Q3P’20 Q4P’20 ’20P ’21P ’22P ’23P ’24P AVALANCHE $1 $2 $6 $17 $35 $60 $70 BMO 1 1 5 25 72 162 220 Cowen 1 1 2 4 21 49 90 Needham ------- Stifel ------- Wells Fargo 3 3 10 20 172 272 301 TTR-L Q3P’20 Q4P’20 ’20P ’21P ’22P ’23P ’24P Rx AVALANCHE ------ $7 (c) BMO ----- 354 817 PN / Mixed ----- 222 285 CM / WT ----- 132 532 Cowen ------- Needham ------- Stifel ------- Wells Fargo ----- 904 913 Source: Wall Street research as of August 28, 2020 and AVALANCHE projections as of August 18, 2020. Note: “-” represents revenue estimate is not available or not material. (a) Sourced from current equity research by BMO Capital Markets, Cowen, Needham, Stifel and Wells Fargo. (b) AVALANCHE estimates include non-probability adjusted product revenue, which includes i) Tegsedi and Waylivra U.S. and EU product sales generated directly by AVALANCHE and Partner, and Partner, ii) WW TTR-L product sales and iii) Tegsedi and Waylivra LATAM royalties from existing partnership with PTC. Other inflows from licensing, including milestone payments and reimbursement Rx are not included, to allow for a comparison of product revenue only. Wall Street estimates generally assume 1) AVALANCHE will continue commercializing Tegsedi and Waylivra in the EU, EU, 2) TTR-L will remain wholly-owned by AVALANCHE and 3) TTR-L will be launched in 2023. Rx Rx 12 (c) Analyst projects combined sales for Tegsedi and TTR-L and assumes launch in CM / WT in 2023. Sales prior to 2023 included in Tegsedi table; sales in 2023 and thereafter included in TTR-L table. Rx RxAVALANCHE PUBLIC MARKET PERSPECTIVES CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Product Revenue Estimates Comparison (Cont’d) (a) (b) WALL STREET AND AVALANCHE PRODUCT REVENUE ESTIMATES 2020P – 2024P (US$ in millions) Tegsedi Q3P’20 Q4P’20 ’20P ’21P ’22P ’23P ’24P AVALANCHE $14 $14 $57 $76 $77 $42 $20 (c) BMO 17 19 66 126 177 - - Cowen 17 17 65 84 106 131 153 Needham ------- Stifel ------- Wells Fargo 20 23 71 167 319 441 493 Waylivra Q3P’20 Q4P’20 ’20P ’21P ’22P ’23P ’24P AVALANCHE $1 $2 $6 $17 $35 $60 $70 BMO 1 1 5 25 72 162 220 Cowen 1 1 2 4 21 49 90 Needham ------- Stifel ------- Wells Fargo 3 3 10 20 172 272 301 TTR-L Q3P’20 Q4P’20 ’20P ’21P ’22P ’23P ’24P Rx AVALANCHE ------ $7 (c) BMO ----- 354 817 PN / Mixed ----- 222 285 CM / WT ----- 132 532 Cowen ------- Needham ------- Stifel ------- Wells Fargo ----- 904 913 Source: Wall Street research as of August 28, 2020 and AVALANCHE projections as of August 18, 2020. Note: “-” represents revenue estimate is not available or not material. (a) Sourced from current equity research by BMO Capital Markets, Cowen, Needham, Stifel and Wells Fargo. (b) AVALANCHE estimates include non-probability adjusted product revenue, which includes i) Tegsedi and Waylivra U.S. and EU product sales generated directly by AVALANCHE and Partner, and Partner, ii) WW TTR-L product sales and iii) Tegsedi and Waylivra LATAM royalties from existing partnership with PTC. Other inflows from licensing, including milestone payments and reimbursement Rx are not included, to allow for a comparison of product revenue only. Wall Street estimates generally assume 1) AVALANCHE will continue commercializing Tegsedi and Waylivra in the EU, EU, 2) TTR-L will remain wholly-owned by AVALANCHE and 3) TTR-L will be launched in 2023. Rx Rx 12 (c) Analyst projects combined sales for Tegsedi and TTR-L and assumes launch in CM / WT in 2023. Sales prior to 2023 included in Tegsedi table; sales in 2023 and thereafter included in TTR-L table. Rx Rx

CONFIDENTIAL – For Affiliate Transactions Committee Use Only 3. FINANCIAL ANALYSISCONFIDENTIAL – For Affiliate Transactions Committee Use Only 3. FINANCIAL ANALYSIS

FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only Key Valuation Assumptions Net Present Value Valuation Assumptions Valuation Date • 9/30/2020 Projection Period• 10/1/2020 – 12/31/2040, using mid-period convention Methodology• Sum-of-the-parts approach, no terminal value Discount Rate• 11.0% - 13.0% Source: AVALANCHE projections as of August 18, 2020, and Cowen assumptions. 14FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only Key Valuation Assumptions Net Present Value Valuation Assumptions Valuation Date • 9/30/2020 Projection Period• 10/1/2020 – 12/31/2040, using mid-period convention Methodology• Sum-of-the-parts approach, no terminal value Discount Rate• 11.0% - 13.0% Source: AVALANCHE projections as of August 18, 2020, and Cowen assumptions. 14

FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only (a) AVALANCHE — Net Revenue (Prob. Adjusted) (US$ in millions) $1,600 $1494.2 $1441.0 $1411.8 $1387.1 1,400 $1326.7 $1233.9 1,200 $1060.6 $1079.0 $1041.1 1,000 $878.6 $840.9 800 $581.1 600 $485.5 $359.0 400 $204.8 $172.7 $149.4 $142.0 200 $130.8 $84.4 $54.2 0 4QP'20 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 2030P 2031P 2032P 2033P 2034P 2035P 2036P 2037P 2038P 2039P 2040P % Growth: - - (76%) 68% 44% (27%) (12%) 32% 181% 73% 24% 2% 16% 14% (6%) 5% 4% 4% (28%) (19%) (34%) Net Revenue (ex-ISLANDER $54.2 $284.0 $84.4 $113.3 $136.7 $125.4 $122.8 $142.0 $385.4 $589.0 $745.9 $783.5 $930.8 $1,002.4 $979.2 $1,016.7 $1,047.5 $1,077.5 $873.1 $776.3 $530.0 (b) TTR-L Econ ): Source: AVALANCHE projections as of August 18, 2020. (a) Net Revenue includes Tegsedi, Waylivra and TTR-L full revenue to AVALANCHE, prior to profit sharing with ISLANDERS. Rx 15 (b) Excludes ISLANDERS net revenue share in TTR-L Rx.FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only (a) AVALANCHE — Net Revenue (Prob. Adjusted) (US$ in millions) $1,600 $1494.2 $1441.0 $1411.8 $1387.1 1,400 $1326.7 $1233.9 1,200 $1060.6 $1079.0 $1041.1 1,000 $878.6 $840.9 800 $581.1 600 $485.5 $359.0 400 $204.8 $172.7 $149.4 $142.0 200 $130.8 $84.4 $54.2 0 4QP'20 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 2030P 2031P 2032P 2033P 2034P 2035P 2036P 2037P 2038P 2039P 2040P % Growth: - - (76%) 68% 44% (27%) (12%) 32% 181% 73% 24% 2% 16% 14% (6%) 5% 4% 4% (28%) (19%) (34%) Net Revenue (ex-ISLANDER $54.2 $284.0 $84.4 $113.3 $136.7 $125.4 $122.8 $142.0 $385.4 $589.0 $745.9 $783.5 $930.8 $1,002.4 $979.2 $1,016.7 $1,047.5 $1,077.5 $873.1 $776.3 $530.0 (b) TTR-L Econ ): Source: AVALANCHE projections as of August 18, 2020. (a) Net Revenue includes Tegsedi, Waylivra and TTR-L full revenue to AVALANCHE, prior to profit sharing with ISLANDERS. Rx 15 (b) Excludes ISLANDERS net revenue share in TTR-L Rx.

FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only (a) AVALANCHE — Net Operating Income to AVALANCHE (Prob. Adj.) (US$ in millions) $1,100 $998.5 $970.6 $941.9 $931.9 $906.5 900 $805.7 $714.9 $711.3 $700.2 $679.6 700 $465.6 500 $335.9 300 $230.1 $108.9 100 $53.2 $42.0 $33.4 $5.5 ($85.9) ($50.6) ($50.1) (100) 4QP'20 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 2030P 2031P 2032P 2033P 2034P 2035P 2036P 2037P 2038P 2039P 2040P % Growth: - - (179%) (41%) (1%) (184%) (20%) 59% 333% 46% 102% 5% (2%) 33% (3%) 4% 3% 3% (19%) (12%) (35%) Source: AVALANCHE projections as of August 18, 2020. (a) Represents total operating income to AVALANCHE adjusted for ISLANDERS profit share. 16FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only (a) AVALANCHE — Net Operating Income to AVALANCHE (Prob. Adj.) (US$ in millions) $1,100 $998.5 $970.6 $941.9 $931.9 $906.5 900 $805.7 $714.9 $711.3 $700.2 $679.6 700 $465.6 500 $335.9 300 $230.1 $108.9 100 $53.2 $42.0 $33.4 $5.5 ($85.9) ($50.6) ($50.1) (100) 4QP'20 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 2030P 2031P 2032P 2033P 2034P 2035P 2036P 2037P 2038P 2039P 2040P % Growth: - - (179%) (41%) (1%) (184%) (20%) 59% 333% 46% 102% 5% (2%) 33% (3%) 4% 3% 3% (19%) (12%) (35%) Source: AVALANCHE projections as of August 18, 2020. (a) Represents total operating income to AVALANCHE adjusted for ISLANDERS profit share. 16

FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Financial Analysis Summary Implied Price Per Fully Diluted Share of AVALANCHE Based on Various Methodologies ISLANDERS BID AVALANCHE Current (Aug. 28, 2020) $18.15 (Aug. 28, 2020) $11.38 FOR REFERENCE PURPOSES ONLY: (a) AVALANCHE TRADING PERFORMANCE : $8.00 $22.79 ‡ 52-Week High / Low VALUATION METHODOLOGY: (b) SELECTED PRECEDENT TRANSACTIONS : $11.60 $13.90 st rd ‡ 1 –3 Quartile of EV / Peak Revenue Multiple (c, d) SELECTED PUBLIC COMPANIES : $5.97 $8.08 st rd ‡ 1 –3 Quartile of EV / CY2022P Revenue Multiple (e) NET PRESENT VALUE ANALYSIS : $16.00 $19.35 ‡ Probability-Adjusted Values ‡ WACC of 11.0% to 13.0% $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 Source: Capital IQ and public Company filings as of August 28, 2020. AVALANCHE projections as of August 18, 2020. Note: Based on Treasury Stock Method assuming 101.6mm shares of common stock outstanding, 10.1mm shares subject to options with various exercise prices, 1.5mm restricted stock units and 40,000 shares reserved for issuance pursuant to an Employee Stock Purchase Plan (ESPP) as of August 27, 2020, per AVALANCHE. (a) High and low end of range represents 52-week high and low of AVALANCHE intraday stock price. (b) Applied to $1,077.5mm PoS-adjusted AVALANCHE peak revenue, per AVALANCHE projected 2037P 2037P net revenue post ISLANDERS share of revenue in TTR TTR- - -L L Rx Rx.. (c) Applied to $83.9mm PoS-adjusted AVALANCHE sales and AVALANCHE royalty revenue per AVALANCHE projected CY2022P revenue. (d) Selected public companies consist of Global Blood Therapeutics, Amicus Therapeutics, PTC Therapeutics, GW Pharmaceuticals, Zogenix and Esperion. (e) High and low end of range represent WACC of 11.0% and 13.0%, respectively. Represents cash flows discounted to September 30, 2020 using mid-period convention. 17FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Financial Analysis Summary Implied Price Per Fully Diluted Share of AVALANCHE Based on Various Methodologies ISLANDERS BID AVALANCHE Current (Aug. 28, 2020) $18.15 (Aug. 28, 2020) $11.38 FOR REFERENCE PURPOSES ONLY: (a) AVALANCHE TRADING PERFORMANCE : $8.00 $22.79 ‡ 52-Week High / Low VALUATION METHODOLOGY: (b) SELECTED PRECEDENT TRANSACTIONS : $11.60 $13.90 st rd ‡ 1 –3 Quartile of EV / Peak Revenue Multiple (c, d) SELECTED PUBLIC COMPANIES : $5.97 $8.08 st rd ‡ 1 –3 Quartile of EV / CY2022P Revenue Multiple (e) NET PRESENT VALUE ANALYSIS : $16.00 $19.35 ‡ Probability-Adjusted Values ‡ WACC of 11.0% to 13.0% $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 Source: Capital IQ and public Company filings as of August 28, 2020. AVALANCHE projections as of August 18, 2020. Note: Based on Treasury Stock Method assuming 101.6mm shares of common stock outstanding, 10.1mm shares subject to options with various exercise prices, 1.5mm restricted stock units and 40,000 shares reserved for issuance pursuant to an Employee Stock Purchase Plan (ESPP) as of August 27, 2020, per AVALANCHE. (a) High and low end of range represents 52-week high and low of AVALANCHE intraday stock price. (b) Applied to $1,077.5mm PoS-adjusted AVALANCHE peak revenue, per AVALANCHE projected 2037P 2037P net revenue post ISLANDERS share of revenue in TTR TTR- - -L L Rx Rx.. (c) Applied to $83.9mm PoS-adjusted AVALANCHE sales and AVALANCHE royalty revenue per AVALANCHE projected CY2022P revenue. (d) Selected public companies consist of Global Blood Therapeutics, Amicus Therapeutics, PTC Therapeutics, GW Pharmaceuticals, Zogenix and Esperion. (e) High and low end of range represent WACC of 11.0% and 13.0%, respectively. Represents cash flows discounted to September 30, 2020 using mid-period convention. 17

FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Financial Analysis Summary (Cont’d) Financial Analysis Summary of Various Valuation Methodologies (US$ in millions, except per share price) Reference Implied Implied Implied Price per (a) (b) Methodology Statistic Multiples Range Enterprise Value Net Cash Equity Value Fully-Diluted Share Selected Precedent Transactions (c) Transaction Value / Peak Revenue $1,077.5 0.8x — 1.0x $851.8 — $1,093.7 $350.0 $1,201.8 — $1,443.7 $11.60 — $13.90 (d) Selected Public Companies (e) EV / CY2022P Forward Revenue Multiple $83.9 3.2x — 5.8x $266.1 — $484.9 $350.0 $616.1 — $834.9 $5.97 — $8.08 Net Present Value Analysis (f) AVALANCHE Projections $1,323.4 — $1,673.2 $350.0 $1,673.4 — $2,023.2 $16.00 — $19.35 Source: Capital IQ and public Company filings as of August 28, 2020. AVALANCHE projections as of August 18, 2020. Note: Based on Treasury Stock Method assuming 101.6mm shares of common stock outstanding, 10.1mm shares subject to options with various exercise prices, 1.5mm restricted stock units and 40,000 shares reserved for issuance pursuant to an Employee Stock Purchase Plan (ESPP) as of August 27, 2020, per AVALANCHE. (a) PoS-adjusted AVALANCHE projected revenue, which includes AVALANCHE sales and AVALANCHE royalty revenue and excludes partnership upfront and milestone payments. (b) Estimated September 30, 2020 net cash balance of $350.0mm per AVALANCHE. (c) Applied to $1,077.5mm PoS-adjusted AVALANCHE peak net revenue, per AVALANCHE projected 2037P d 2037P net revenue post ISLANDERS share of revenue in TTR TTR- - -L L R Rx x.. (d) Selected public companies consist of Global Blood Therapeutics, Amicus Therapeutics, PTC Therapeutics, GW Pharmaceuticals, Zogenix and Esperion. (e) Applied to $83.9mm PoS-adjusted AVALANCHE sales and AVALANCHE royalty revenue per AVALANCHE projected CY2022P revenue. (f) High and low end of range represent WACC of 11.0% and 13.0%, respectively. Represents cash flows discounted to September 30, 2020 using mid-period convention. 18FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Financial Analysis Summary (Cont’d) Financial Analysis Summary of Various Valuation Methodologies (US$ in millions, except per share price) Reference Implied Implied Implied Price per (a) (b) Methodology Statistic Multiples Range Enterprise Value Net Cash Equity Value Fully-Diluted Share Selected Precedent Transactions (c) Transaction Value / Peak Revenue $1,077.5 0.8x — 1.0x $851.8 — $1,093.7 $350.0 $1,201.8 — $1,443.7 $11.60 — $13.90 (d) Selected Public Companies (e) EV / CY2022P Forward Revenue Multiple $83.9 3.2x — 5.8x $266.1 — $484.9 $350.0 $616.1 — $834.9 $5.97 — $8.08 Net Present Value Analysis (f) AVALANCHE Projections $1,323.4 — $1,673.2 $350.0 $1,673.4 — $2,023.2 $16.00 — $19.35 Source: Capital IQ and public Company filings as of August 28, 2020. AVALANCHE projections as of August 18, 2020. Note: Based on Treasury Stock Method assuming 101.6mm shares of common stock outstanding, 10.1mm shares subject to options with various exercise prices, 1.5mm restricted stock units and 40,000 shares reserved for issuance pursuant to an Employee Stock Purchase Plan (ESPP) as of August 27, 2020, per AVALANCHE. (a) PoS-adjusted AVALANCHE projected revenue, which includes AVALANCHE sales and AVALANCHE royalty revenue and excludes partnership upfront and milestone payments. (b) Estimated September 30, 2020 net cash balance of $350.0mm per AVALANCHE. (c) Applied to $1,077.5mm PoS-adjusted AVALANCHE peak net revenue, per AVALANCHE projected 2037P d 2037P net revenue post ISLANDERS share of revenue in TTR TTR- - -L L R Rx x.. (d) Selected public companies consist of Global Blood Therapeutics, Amicus Therapeutics, PTC Therapeutics, GW Pharmaceuticals, Zogenix and Esperion. (e) Applied to $83.9mm PoS-adjusted AVALANCHE sales and AVALANCHE royalty revenue per AVALANCHE projected CY2022P revenue. (f) High and low end of range represent WACC of 11.0% and 13.0%, respectively. Represents cash flows discounted to September 30, 2020 using mid-period convention. 18

FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — SOTP NPV Analysis (Probability-Adjusted) Product cash flows discounted at 12.0% Weighted Average Cost of Capital (“WACC”); no terminal value (a) Implied Sum-of-the-Parts Per Share Value by Product — Based on Net Present Value (NPV) (US$ Per Share) $25.00 20.00 $3.35 $17.57 $2.21 $3.56 $14.22 ($0.38) 15.00 ($0.65) $5.21 ($1.84) 10.00 $6.12 5.00 0.00 APO(a)-LRx APOCIII-LRx TTR-LRx ANGPTL3-LRx Tegsedi Waylivra Corporate Implied Per Net Cash Implied Per G&A and U.S. Share Share Equity NOL Tax Enterprise Value Benefit Value NPV ($mm): $639.5 $544.4 $371.8 $230.6 ($40.1) ($67.9) ($191.9) $1,486.5 $350.0 $1,836.5 Source: AVALANCHE projections as of August 18, 2020. Note: Sum-of-the-parts analysis incorporates taxes at the product level. Cash flows discounted to September 30, 2020 using a 12.0% WACC and mid-period convention. Per share amounts based on Treasury Stock Method assuming 101.6mm shares of common stock outstanding, 10.1mm shares subject to options with various exercise prices, 1.5mm restricted stock units and 40,000 shares reserved for issuance pursuant to an Employee Stock Purchase Plan (ESPP) as of August 27, 2020, per AVALANCHE. (a) Sum-of-the-parts analysis adjusted for estimated cash balance of $350.0mm as of September 30, 2020, per AVALANCHE estimates. 19FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — SOTP NPV Analysis (Probability-Adjusted) Product cash flows discounted at 12.0% Weighted Average Cost of Capital (“WACC”); no terminal value (a) Implied Sum-of-the-Parts Per Share Value by Product — Based on Net Present Value (NPV) (US$ Per Share) $25.00 20.00 $3.35 $17.57 $2.21 $3.56 $14.22 ($0.38) 15.00 ($0.65) $5.21 ($1.84) 10.00 $6.12 5.00 0.00 APO(a)-LRx APOCIII-LRx TTR-LRx ANGPTL3-LRx Tegsedi Waylivra Corporate Implied Per Net Cash Implied Per G&A and U.S. Share Share Equity NOL Tax Enterprise Value Benefit Value NPV ($mm): $639.5 $544.4 $371.8 $230.6 ($40.1) ($67.9) ($191.9) $1,486.5 $350.0 $1,836.5 Source: AVALANCHE projections as of August 18, 2020. Note: Sum-of-the-parts analysis incorporates taxes at the product level. Cash flows discounted to September 30, 2020 using a 12.0% WACC and mid-period convention. Per share amounts based on Treasury Stock Method assuming 101.6mm shares of common stock outstanding, 10.1mm shares subject to options with various exercise prices, 1.5mm restricted stock units and 40,000 shares reserved for issuance pursuant to an Employee Stock Purchase Plan (ESPP) as of August 27, 2020, per AVALANCHE. (a) Sum-of-the-parts analysis adjusted for estimated cash balance of $350.0mm as of September 30, 2020, per AVALANCHE estimates. 19

FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Illustrative NPV Sensitivity Analysis (Prob.-Adjusted) Sensitivity Variables Key Commentary ‡ Impact of broader adoption as standard of care in the unique patient population ‡ Impact of lower than anticipated focus on treating established CVD population ‡ Impact of the rate of price inflation ‡ Impact of additional Ph2b risk in identifying more suitable dose ‡ Impact of increased utilization amongst established high-risk primary prevention patients or competitor achieves stronger data package ‡ Impact of a change of price potential ‡ Impact of a 100,000 change in ATTR CM prevalence in the U.S and EU each ‡ Impact of share in global development costs for TTR-L from 25%/75% to 40%/60% ‡ Impact of a +/-1% change in WACC Source: AVALANCHE projections as of August 18, 2020; Cowen assumptions. 20FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Illustrative NPV Sensitivity Analysis (Prob.-Adjusted) Sensitivity Variables Key Commentary ‡ Impact of broader adoption as standard of care in the unique patient population ‡ Impact of lower than anticipated focus on treating established CVD population ‡ Impact of the rate of price inflation ‡ Impact of additional Ph2b risk in identifying more suitable dose ‡ Impact of increased utilization amongst established high-risk primary prevention patients or competitor achieves stronger data package ‡ Impact of a change of price potential ‡ Impact of a 100,000 change in ATTR CM prevalence in the U.S and EU each ‡ Impact of share in global development costs for TTR-L from 25%/75% to 40%/60% ‡ Impact of a +/-1% change in WACC Source: AVALANCHE projections as of August 18, 2020; Cowen assumptions. 20

FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Selected Precedent Transaction Analysis SELECTED PRECEDENT TRANSACTIONS ANALYSIS (US$ in millions) Revenue Multiple (a) Equity Value Ann. Date Acquiror Target Enterprise Value EV / Peak Revenue 01/10/20 Eli Lilly Dermira $1,070 $1,075 0.7x 10/10/19 UCB Ra Pharma 2,465 2,200 1.0x 05/10/18 Eli Lilly ARMO 1,626 1,461 0.8x 01/05/18 Takeda TiGenix 617 584 1.2x 01/18/17 Eli Lilly CoLucid 961 861 0.8x 1st Quartile $961 $861 0.8x Median 1,070 1,075 0.8x 3rd Quartile 1,626 1,461 1.0x Source: Market data per Capital IQ. Companies’ financial information per public company filings. Foreign currencies converted at exchange ratio of 1-day prior to transaction announcement. Note: Peak Revenue projections represent the highest value per target companies’ risk-adjusted revenue projections, as disclosed in acquisition proxies. (a) Fully diluted with outstanding options, warrants and RSUs calculated using Treasury Stock Method. 21FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Selected Precedent Transaction Analysis SELECTED PRECEDENT TRANSACTIONS ANALYSIS (US$ in millions) Revenue Multiple (a) Equity Value Ann. Date Acquiror Target Enterprise Value EV / Peak Revenue 01/10/20 Eli Lilly Dermira $1,070 $1,075 0.7x 10/10/19 UCB Ra Pharma 2,465 2,200 1.0x 05/10/18 Eli Lilly ARMO 1,626 1,461 0.8x 01/05/18 Takeda TiGenix 617 584 1.2x 01/18/17 Eli Lilly CoLucid 961 861 0.8x 1st Quartile $961 $861 0.8x Median 1,070 1,075 0.8x 3rd Quartile 1,626 1,461 1.0x Source: Market data per Capital IQ. Companies’ financial information per public company filings. Foreign currencies converted at exchange ratio of 1-day prior to transaction announcement. Note: Peak Revenue projections represent the highest value per target companies’ risk-adjusted revenue projections, as disclosed in acquisition proxies. (a) Fully diluted with outstanding options, warrants and RSUs calculated using Treasury Stock Method. 21

FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Selected Public Companies Analysis SELECTED PUBLIC COMPANIES ANALYSIS (US$ in millions, except per share price) As % of Enterprise EV / Commercial (a) (b) Company Name Stock Price 52-Week High Value CY 2022P Revenue Market Cap Launch Year Global Blood Therapeutics $62.03 70.9% $4,031 $3,532 5.8x 2020 Amicus Therapeutics 14.76 91.5% 4,033 3,885 8.0x 2018 PTC Therapeutics 48.75 81.4% 3,501 3,877 5.6x 2017 GW Pharmaceuticals 102.97 68.0% 3,319 2,841 2.9x 2018 Zogenix 22.68 39.6% 1,267 877 4.0x 2020 (c) Esperion 32.48 42.2% 920 619 2.6x 2020 1st Quartile 48.7% 3.2x Median 69.4% 4.8x 3rd Quartile 78.8% 5.8x Source: Market data per Capital IQ as of August 28, 2020. Comparable companies’ financial information per public company filings. Note: Revenue projections represent median of Wall Street estimates per Capital IQ. (a) Fully diluted with outstanding options, warrants and RSUs calculated using Treasury Stock Method. (b) Represents launch year for first commercial launch in the United States. (c) Revenue underlying multiple based on median of revenue estimates for CY 2022P, per Cowen, Northland and JP Morgan research. 22FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Selected Public Companies Analysis SELECTED PUBLIC COMPANIES ANALYSIS (US$ in millions, except per share price) As % of Enterprise EV / Commercial (a) (b) Company Name Stock Price 52-Week High Value CY 2022P Revenue Market Cap Launch Year Global Blood Therapeutics $62.03 70.9% $4,031 $3,532 5.8x 2020 Amicus Therapeutics 14.76 91.5% 4,033 3,885 8.0x 2018 PTC Therapeutics 48.75 81.4% 3,501 3,877 5.6x 2017 GW Pharmaceuticals 102.97 68.0% 3,319 2,841 2.9x 2018 Zogenix 22.68 39.6% 1,267 877 4.0x 2020 (c) Esperion 32.48 42.2% 920 619 2.6x 2020 1st Quartile 48.7% 3.2x Median 69.4% 4.8x 3rd Quartile 78.8% 5.8x Source: Market data per Capital IQ as of August 28, 2020. Comparable companies’ financial information per public company filings. Note: Revenue projections represent median of Wall Street estimates per Capital IQ. (a) Fully diluted with outstanding options, warrants and RSUs calculated using Treasury Stock Method. (b) Represents launch year for first commercial launch in the United States. (c) Revenue underlying multiple based on median of revenue estimates for CY 2022P, per Cowen, Northland and JP Morgan research. 22

FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Net Present Value Analysis (Prob. Adjusted) Valuation discounted at 12.0% WACC; no terminal value Net Present Value Analysis Based on AVALANCHE Projections Year 4QP'20 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 2030P 2031P 2032P 2033P 2034P 2035P 2036P 2037P 2038P 2039P 2040P WW (US$ in millions) Revenue AVALANCHE Sales $11.5 $62.8 $57.3 $33.2 $33.0 $12.2 $14.3 $56.1 $154.9 $322.9 $405.5 $447.2 $487.2 $525.6 $565.5 $607.1 $649.2 $692.3 $346.2 $173.1 $86.5 AVALANCHE Royalty Revenue 4.2 17.2 26.6 31.1 23.3 51.3 123.6 225.8 376.9 588.6 828.9 997.9 1,144.0 1,310.7 1,392.8 1,426.3 1,445.9 1,462.7 1,400.1 1,379.4 973.4 Total $15.7 $80.1 $83.9 $64.3 $56.3 $63.6 $137.9 $281.9 $531.8 $911.5 $1,234.4 $1,445.0 $1,631.2 $1 ,836.3 $1,958.3 $2,033.4 $2 ,095.1 $2 ,155.0 $1,746.3 $1 ,552.5 $1 ,059.9 Growth 34.7% 4.8% (23.3%) (12.5%) 13.0% 116.9% 104.4% 88.6% 71.4% 35.4% 17.1% 12.9% 12.6% 6.6% 3.8% 3.0% 2.9% (19.0%) (11.1%) (31.7%) Tegsedi/Waylivra Reimbursement 1.0 4.0 4.0 3.5 3.5 3.5 2.5 0.4 - - - - - - - - - - - - - Upfront, Dev. & Reg. Milestones 75.0 404.0 - 105.1 173.0 164.5 10.8 - 54.6 56.6 12.4 - - - - - - - - - - Sales milestones - - - - - - 81.7 - 184.6 210.1 245.0 122.0 230.4 168.6 - - - - - - - Total Revenue $91.7 $488.1 $87.9 $172.9 $232.8 $231.5 $232.9 $282.2 $770.9 $1,178.1 $1 ,491.7 $1,567.1 $1 ,861.6 $2 ,004.8 $1 ,958.3 $2,033.4 $2 ,095.1 $2 ,155.0 $1,746.3 $1,552.5 $1,059.9 Less: ISLANDERS Royalties - (2.1) (3 .2) (6.1) (7.0) (0.5) - - - - - - - - - - - - - - - Less: ISLANDERS Share of Royalties - - (0.2) (0.9) (1.5) (18.5) (55.8) (109.5) (180.4) (274.6) (378.3) (445.5) (512.5) (593.1) (631.6) (646.3) (654.1) (660.8) (667.3) (673.9) (478.8) Less: ISLANDERS Share of Milestones (37.5) (127.0) - (23.9) (19.6) (63.1) (46.2) - (105.0) (62.5) (72.3) (61.0) (115.2) - - - - - - - - Net Revenue $54.2 $359.0 $84.4 $142.0 $204.8 $149.4 $130.8 $172.7 $485.5 $840.9 $1,041.1 $1 ,060.6 $1,233.9 $1 ,411.8 $1 ,326.7 $1 ,387.1 $1,441.0 $1 ,494.2 $1,079.0 $878.6 $581.1 TTR-L ISLANDERS Net Revenue Share - ($75.0) - ($28.7) ($68.1) ($24.0) ($8.0) ($30.7) ($100.0) ($251.9) ($295.3) ($277.0) ($303.1) ($409.4) ($347.5) ($370.4) ($393.4) ($416.7) ($205.8) ($102.3) ($51.2) Net Revenue, post TTR-L ISLANDERS Share $54.2 $284.0 $84.4 $113.3 $136.7 $125.4 $122.8 $142.0 $385.4 $589.0 $745.9 $783.5 $930.8 $1,002.4 $979.2 $1,016.7 $1,047.5 $1,077.5 $873.1 $776.3 $530.0 COGS (1.9) (11.4) (13.5) (11.4) (9.1) (5.0) (3.7) (2.7) (6.4) (13.3) (17.0) (18.8) (20.5) (22.0) (23.7) (25.4) (27.1) (28.8) (14.4) (7 .2) (3.6) as % of AVALANCHE Sales 16.1% 18.2% 23.6% 34.3% 27.7% 40.7% 26.3% 4.8% 4.1% 4.1% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% Gross Profit $52.4 $347.6 $70.9 $130.6 $195.7 $144.4 $127.1 $170.0 $479.1 $827.6 $1,024.1 $1,041.8 $1,213.4 $1,389.7 $1,303.0 $1,361.7 $1,413.9 $1,465.4 $1,064.5 $871.4 $577.5 OpEx Commercial (26.8) (89.2) (78.9) (55.9) (53.2) (41.0) (37.5) (36.5) (36.6) (37.3) (36.6) (37.1) (36.3) (36.8) (37.6) (38.1) (38.6) (39.2) (30.1) (30.4) (30.7) Med Affairs (3.8) (17.5) (15.5) (12.3) (8.9) (7.9) (8.7) (9.7) (9.3) (6.4) (5.8) (6.2) (3.2) (3.2) (3.0) (3.1) (3.2) (3.3) (1.6) (1.7) (1.7) Commercial & Med Affairs (30.6) (106.8) (94.4) (68.2) (62.1) (48.9) (46.2) (46.2) (45.9) (43.6) (42.4) (43.2) (39.5) (40.0) (40.6) (41.2) (41.8) (42.5) (31.7) (32.1) (32.4) as % of AVALANCHE Sales 266.1% 169.9% 164.7% 205.6% 188.3% 399.3% 324.0% 82.4% 29.6% 13.5% 10.5% 9.7% 8.1% 7.6% 7.2% 6.8% 6.4% 6.1% 9.2% 18.5% 37.5% Development & Regulatory (32.5) (59.9) (67.5) (62.1) (47.0) (19.0) (11.9) (2.8) - - - - - - - - - - - - - G&A (7 .2) (28.7) (29.4) (30.2) (31.0) (31.9) (32.8) (33.7) (34.7) (35.7) (36.6) (37.6) (38.6) (39.5) (40.5) (41.5) (42.4) (43.4) (44.4) (45.4) (46.3) Total OpEx ($70.3) ($195.4) ($191.3) ($160.5) ($140.1) ($99.7) ($90.8) ($82.7) ($80.6) ($79.3) ($79.0) ($80.8) ($78.1) ($79.5) ($81.1) ($82.6) ($84.2) ($85.9) ($76.1) ($77.4) ($78.7) as % of AVALANCHE Sales 610.9% 310.9% 333.7% 483.7% 425.0% 814.6% 637.0% 147.4% 52.0% 24.6% 19.5% 18.1% 16.0% 15.1% 14.3% 13.6% 13.0% 12.4% 22.0% 44.7% 91.0% Operating Income (Loss) ($17.9) $152.2 ($120.4) ($29.8) $55.5 $44.7 $36.3 $87.3 $398.5 $748.3 $945.1 $960.9 $1,135.3 $1,310.2 $1,221.9 $1,279.1 $1,329.6 $1,379.5 $988.4 $794.0 $498.8 As % of Net Revenue - 42.4% - - 27.1% 29.9% 27.7% 50.6% 82.1% 89.0% 90.8% 90.6% 92.0% 92.8% 92.1% 92.2% 92.3% 92.3% 91.6% 90.4% 85.8% ISLANDERS Profit/Loss Share (23.4) 43.3 (34.5) (6.0) 36.8 2.7 (12.4) 7.1 73.9 223.4 265.6 246.0 273.1 378.4 315.4 337.2 359.0 381.1 182.7 82.7 33.1 ISLANDERS TTR-L Milestones - - - 26.8 68.9 - 15.3 27.0 94.5 189.0 - - 162.0 - - - - - - - - RX Operating Income to AVALANCHE $5.5 $108.9 ($85.9) ($50.6) ($50.1) $42.0 $33.4 $53.2 $230.1 $335.9 $679.6 $714.9 $700.2 $931.9 $906.5 $941.9 $970.6 $998.5 $805.7 $711.3 $465.6 Taxes - (10.2) (1 .0) (0 .7) (0 .5) (5 .2) (3 .9) (5 .0) (21.3) (80.0) (165.8) (172.8) (168.5) (226.1) (219.5) (228.1) (235.1) (241.8) (197.8) (176.1) (115.6) Tax-Effected EBIT $5.5 $98.7 ($86.8) ($51.3) ($50.6) $36.8 $29.5 $48.2 $208.8 $255.8 $513.8 $542.1 $531.8 $705.8 $687.1 $713.8 $735.6 $756.6 $607.9 $535.2 $350.0 (+) Depreciation / Amortization - - - - - - - - - - - - - - - - - - - - - (+) (Inc.) / Dec. in Working Capital - (7.7) 0.5 (0 .1) (2 .2) (1 .4) (1 .1) (7 .5) (16.0) (26.7) (11.7) (5 .9) (6.7) (5 .9) (6 .2) (6 .4) (6 .5) (6.7) 53.0 27.3 13.7 (-) Capital Expenditures (0.3) (1 .3) (1 .3) (1 .3) (1 .3) (1.3) (1.3) (1.3) (1 .3) (1.3) (1.3) (1.3) (1.3) (1.3) (1.3) (1.3) (1.3) (1 .3) (1.3) (1.3) (1 .3) Free Cash Flow $5.2 $89.8 ($87.6) ($52.7) ($54.1) $34.2 $27.2 $39.4 $191.6 $227.9 $500.8 $535.0 $523.8 $698.6 $679.6 $706.2 $727.8 $748.7 $659.6 $561.2 $362.5 Discounted Free Cash Flow $5.1 $82.3 ($71.8) ($38.6) ($35.3) $19.8 $13.8 $17.9 $77.7 $84.5 $165.9 $158.2 $138.3 $164.7 $143.1 $132.7 $122.1 $112.2 $88.2 $67.0 $38.7 Cumulative Free Cash Flow $1,486.5 Terminal Value $0.0 Implied Enterprise Value $1,486.5 (+) Cash $350.0 (-) Debt $0.0 WACC Implied Equity Value $1,836.5 11.0% 11.5% 12.0% 12.5% 13.0% Fully Diluted Share Count 104.55 Equity Value: $1,837 $2,023 $1,927 $1,837 $1,752 $1,673 Implied Price per Share $17.57 Price per Share: $19.35 $18.43 $17.57 $16.76 $16.00 Source: AVALANCHE projections as of August 18, 2020. Note: Cash flows discounted to September 30, 2020 using a 12.0% WACC and mid-period convention. U.S. Taxes accounts for estimated December 31, 2020 U.S. NOL balance of $139.5mm, per AVALANCHE. U.S. NOL benefit discounted to September 30, 2020 using a 14.0% cost-of-equity and mid-period convention. Per AVALANCHE, taxes calculated at a U.S. blended tax rate of 25.0% and an ex-U.S. average tax rate of 15.0%. 23FINANCIAL ANALYSIS CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Net Present Value Analysis (Prob. Adjusted) Valuation discounted at 12.0% WACC; no terminal value Net Present Value Analysis Based on AVALANCHE Projections Year 4QP'20 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 2030P 2031P 2032P 2033P 2034P 2035P 2036P 2037P 2038P 2039P 2040P WW (US$ in millions) Revenue AVALANCHE Sales $11.5 $62.8 $57.3 $33.2 $33.0 $12.2 $14.3 $56.1 $154.9 $322.9 $405.5 $447.2 $487.2 $525.6 $565.5 $607.1 $649.2 $692.3 $346.2 $173.1 $86.5 AVALANCHE Royalty Revenue 4.2 17.2 26.6 31.1 23.3 51.3 123.6 225.8 376.9 588.6 828.9 997.9 1,144.0 1,310.7 1,392.8 1,426.3 1,445.9 1,462.7 1,400.1 1,379.4 973.4 Total $15.7 $80.1 $83.9 $64.3 $56.3 $63.6 $137.9 $281.9 $531.8 $911.5 $1,234.4 $1,445.0 $1,631.2 $1 ,836.3 $1,958.3 $2,033.4 $2 ,095.1 $2 ,155.0 $1,746.3 $1 ,552.5 $1 ,059.9 Growth 34.7% 4.8% (23.3%) (12.5%) 13.0% 116.9% 104.4% 88.6% 71.4% 35.4% 17.1% 12.9% 12.6% 6.6% 3.8% 3.0% 2.9% (19.0%) (11.1%) (31.7%) Tegsedi/Waylivra Reimbursement 1.0 4.0 4.0 3.5 3.5 3.5 2.5 0.4 - - - - - - - - - - - - - Upfront, Dev. & Reg. Milestones 75.0 404.0 - 105.1 173.0 164.5 10.8 - 54.6 56.6 12.4 - - - - - - - - - - Sales milestones - - - - - - 81.7 - 184.6 210.1 245.0 122.0 230.4 168.6 - - - - - - - Total Revenue $91.7 $488.1 $87.9 $172.9 $232.8 $231.5 $232.9 $282.2 $770.9 $1,178.1 $1 ,491.7 $1,567.1 $1 ,861.6 $2 ,004.8 $1 ,958.3 $2,033.4 $2 ,095.1 $2 ,155.0 $1,746.3 $1,552.5 $1,059.9 Less: ISLANDERS Royalties - (2.1) (3 .2) (6.1) (7.0) (0.5) - - - - - - - - - - - - - - - Less: ISLANDERS Share of Royalties - - (0.2) (0.9) (1.5) (18.5) (55.8) (109.5) (180.4) (274.6) (378.3) (445.5) (512.5) (593.1) (631.6) (646.3) (654.1) (660.8) (667.3) (673.9) (478.8) Less: ISLANDERS Share of Milestones (37.5) (127.0) - (23.9) (19.6) (63.1) (46.2) - (105.0) (62.5) (72.3) (61.0) (115.2) - - - - - - - - Net Revenue $54.2 $359.0 $84.4 $142.0 $204.8 $149.4 $130.8 $172.7 $485.5 $840.9 $1,041.1 $1 ,060.6 $1,233.9 $1 ,411.8 $1 ,326.7 $1 ,387.1 $1,441.0 $1 ,494.2 $1,079.0 $878.6 $581.1 TTR-L ISLANDERS Net Revenue Share - ($75.0) - ($28.7) ($68.1) ($24.0) ($8.0) ($30.7) ($100.0) ($251.9) ($295.3) ($277.0) ($303.1) ($409.4) ($347.5) ($370.4) ($393.4) ($416.7) ($205.8) ($102.3) ($51.2) Net Revenue, post TTR-L ISLANDERS Share $54.2 $284.0 $84.4 $113.3 $136.7 $125.4 $122.8 $142.0 $385.4 $589.0 $745.9 $783.5 $930.8 $1,002.4 $979.2 $1,016.7 $1,047.5 $1,077.5 $873.1 $776.3 $530.0 COGS (1.9) (11.4) (13.5) (11.4) (9.1) (5.0) (3.7) (2.7) (6.4) (13.3) (17.0) (18.8) (20.5) (22.0) (23.7) (25.4) (27.1) (28.8) (14.4) (7 .2) (3.6) as % of AVALANCHE Sales 16.1% 18.2% 23.6% 34.3% 27.7% 40.7% 26.3% 4.8% 4.1% 4.1% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% 4.2% Gross Profit $52.4 $347.6 $70.9 $130.6 $195.7 $144.4 $127.1 $170.0 $479.1 $827.6 $1,024.1 $1,041.8 $1,213.4 $1,389.7 $1,303.0 $1,361.7 $1,413.9 $1,465.4 $1,064.5 $871.4 $577.5 OpEx Commercial (26.8) (89.2) (78.9) (55.9) (53.2) (41.0) (37.5) (36.5) (36.6) (37.3) (36.6) (37.1) (36.3) (36.8) (37.6) (38.1) (38.6) (39.2) (30.1) (30.4) (30.7) Med Affairs (3.8) (17.5) (15.5) (12.3) (8.9) (7.9) (8.7) (9.7) (9.3) (6.4) (5.8) (6.2) (3.2) (3.2) (3.0) (3.1) (3.2) (3.3) (1.6) (1.7) (1.7) Commercial & Med Affairs (30.6) (106.8) (94.4) (68.2) (62.1) (48.9) (46.2) (46.2) (45.9) (43.6) (42.4) (43.2) (39.5) (40.0) (40.6) (41.2) (41.8) (42.5) (31.7) (32.1) (32.4) as % of AVALANCHE Sales 266.1% 169.9% 164.7% 205.6% 188.3% 399.3% 324.0% 82.4% 29.6% 13.5% 10.5% 9.7% 8.1% 7.6% 7.2% 6.8% 6.4% 6.1% 9.2% 18.5% 37.5% Development & Regulatory (32.5) (59.9) (67.5) (62.1) (47.0) (19.0) (11.9) (2.8) - - - - - - - - - - - - - G&A (7 .2) (28.7) (29.4) (30.2) (31.0) (31.9) (32.8) (33.7) (34.7) (35.7) (36.6) (37.6) (38.6) (39.5) (40.5) (41.5) (42.4) (43.4) (44.4) (45.4) (46.3) Total OpEx ($70.3) ($195.4) ($191.3) ($160.5) ($140.1) ($99.7) ($90.8) ($82.7) ($80.6) ($79.3) ($79.0) ($80.8) ($78.1) ($79.5) ($81.1) ($82.6) ($84.2) ($85.9) ($76.1) ($77.4) ($78.7) as % of AVALANCHE Sales 610.9% 310.9% 333.7% 483.7% 425.0% 814.6% 637.0% 147.4% 52.0% 24.6% 19.5% 18.1% 16.0% 15.1% 14.3% 13.6% 13.0% 12.4% 22.0% 44.7% 91.0% Operating Income (Loss) ($17.9) $152.2 ($120.4) ($29.8) $55.5 $44.7 $36.3 $87.3 $398.5 $748.3 $945.1 $960.9 $1,135.3 $1,310.2 $1,221.9 $1,279.1 $1,329.6 $1,379.5 $988.4 $794.0 $498.8 As % of Net Revenue - 42.4% - - 27.1% 29.9% 27.7% 50.6% 82.1% 89.0% 90.8% 90.6% 92.0% 92.8% 92.1% 92.2% 92.3% 92.3% 91.6% 90.4% 85.8% ISLANDERS Profit/Loss Share (23.4) 43.3 (34.5) (6.0) 36.8 2.7 (12.4) 7.1 73.9 223.4 265.6 246.0 273.1 378.4 315.4 337.2 359.0 381.1 182.7 82.7 33.1 ISLANDERS TTR-L Milestones - - - 26.8 68.9 - 15.3 27.0 94.5 189.0 - - 162.0 - - - - - - - - RX Operating Income to AVALANCHE $5.5 $108.9 ($85.9) ($50.6) ($50.1) $42.0 $33.4 $53.2 $230.1 $335.9 $679.6 $714.9 $700.2 $931.9 $906.5 $941.9 $970.6 $998.5 $805.7 $711.3 $465.6 Taxes - (10.2) (1 .0) (0 .7) (0 .5) (5 .2) (3 .9) (5 .0) (21.3) (80.0) (165.8) (172.8) (168.5) (226.1) (219.5) (228.1) (235.1) (241.8) (197.8) (176.1) (115.6) Tax-Effected EBIT $5.5 $98.7 ($86.8) ($51.3) ($50.6) $36.8 $29.5 $48.2 $208.8 $255.8 $513.8 $542.1 $531.8 $705.8 $687.1 $713.8 $735.6 $756.6 $607.9 $535.2 $350.0 (+) Depreciation / Amortization - - - - - - - - - - - - - - - - - - - - - (+) (Inc.) / Dec. in Working Capital - (7.7) 0.5 (0 .1) (2 ..2) (1 .4) (1 .1) (7 .5) (16.0) (26.7) (11.7) (5 .9) (6.7) (5 .9) (6 .2) (6 .4) (6 .5) (6.7) 53.0 27.3 13.7 (-) Capital Expenditures (0.3) (1 .3) (1 .3) (1 .3) (1 .3) (1.3) (1.3) (1.3) (1 .3) (1.3) (1.3) (1.3) (1.3) (1.3) (1.3) (1.3) (1.3) (1 .3) (1.3) (1.3) (1 .3) Free Cash Flow $5.2 $89.8 ($87.6) ($52.7) ($54.1) $34.2 $27.2 $39.4 $191.6 $227.9 $500.8 $535.0 $523.8 $698.6 $679.6 $706.2 $727.8 $748.7 $659.6 $561.2 $362.5 Discounted Free Cash Flow $5.1 $82.3 ($71.8) ($38.6) ($35.3) $19.8 $13.8 $17.9 $77.7 $84.5 $165.9 $158.2 $138.3 $164.7 $143.1 $132.7 $122.1 $112.2 $88.2 $67.0 $38.7 Cumulative Free Cash Flow $1,486.5 Terminal Value $0.0 Implied Enterprise Value $1,486.5 (+) Cash $350.0 (-) Debt $0.0 WACC Implied Equity Value $1,836.5 11.0% 11.5% 12.0% 12.5% 13.0% Fully Diluted Share Count 104.55 Equity Value: $1,837 $2,023 $1,927 $1,837 $1,752 $1,673 Implied Price per Share $17.57 Price per Share: $19.35 $18.43 $17.57 $16.76 $16.00 Source: AVALANCHE projections as of August 18, 2020. Note: Cash flows discounted to September 30, 2020 using a 12.0% WACC and mid-period convention. U.S. Taxes accounts for estimated December 31, 2020 U.S. NOL balance of $139.5mm, per AVALANCHE. U.S. NOL benefit discounted to September 30, 2020 using a 14.0% cost-of-equity and mid-period convention. Per AVALANCHE, taxes calculated at a U.S. blended tax rate of 25.0% and an ex-U.S. average tax rate of 15.0%. 23

CONFIDENTIAL – For Affiliate Transactions Committee Use Only 4. APPENDIXCONFIDENTIAL – For Affiliate Transactions Committee Use Only 4. APPENDIX

APPENDIX CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Weighted Average Cost of Capital Calculation WEIGHTED AVERAGE COST OF CAPITAL (WACC) CALCULATION (US$ in millions) Selected Companies a Company Name Market Cap Enterprise Value 5-Yr Levered β( ) Unlevered β Global Blood Therapeutics, Inc. $4,031 $3,532 1.31 1.31 Amicus Therapeutics, Inc. 4,033 3,885 1.39 1.39 GW Pharmaceuticals plc 3,501 3,877 0.95 0.87 PTC Therapeutics, Inc. 3,319 2,841 1.20 1.20 Zogenix, Inc. 1,267 877 1.11 1.11 Esperion Therapeutics, Inc. 920 619 1.25 1.25 Mean 1.19 Median 1.22 AVALANCHE 1.62 1.22 Weighted Average Cost of Capital (WACC) Calculation (b) Capital Structure Mix Cost of Debt Calculation (e) Debt / Total Capitalization 30.00% Cost of Debt 10.50% Equity / Total Capitalization 70.00% Marginal Tax Rate 25.00% Debt / Equity 0.43 After Tax Cost of Debt 7.88% Additional Inputs Cost of Equity Calculation (c) Risk Free Rate 1.29% Risk Free Rate 1.29% (d) Market Risk Premium 7.15% Market Risk Premium 7.15% Levered Beta 1.62 (d) Size Premium 1.47% Cost of Equity 14.32% Weighted Average Cost of Capital 12.39% Source: Bloomberg, Capital IQ, U.S. Treasury, and Duff & Phelps 2020 Valuation Handbook. Note: Market data as of August 28, 2020. (a) 5-year daily adjusted beta per Bloomberg as of August 28, 2020. AVALANCHE levered beta calculated by taking the median unlevered beta of the set of comparable companies and re-levering it at the target capital structure mix as provided by AVALANCHE. (b) Per AVALANCHE as of August 28, 2020. Total Capitalization is equal to the sum of Net Debt plus Equity Market Capitalization. (c) Based on 20-year U.S. Treasury yield rate per U.S. Treasury website as of August 28, 2020. (d) Per Duff & Phelps 2020 Valuation Handbook. (e) Per Cowen estimates. 25APPENDIX CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Weighted Average Cost of Capital Calculation WEIGHTED AVERAGE COST OF CAPITAL (WACC) CALCULATION (US$ in millions) Selected Companies a Company Name Market Cap Enterprise Value 5-Yr Levered β( ) Unlevered β Global Blood Therapeutics, Inc. $4,031 $3,532 1.31 1.31 Amicus Therapeutics, Inc. 4,033 3,885 1.39 1.39 GW Pharmaceuticals plc 3,501 3,877 0.95 0.87 PTC Therapeutics, Inc. 3,319 2,841 1.20 1.20 Zogenix, Inc. 1,267 877 1.11 1.11 Esperion Therapeutics, Inc. 920 619 1.25 1.25 Mean 1.19 Median 1.22 AVALANCHE 1.62 1.22 Weighted Average Cost of Capital (WACC) Calculation (b) Capital Structure Mix Cost of Debt Calculation (e) Debt / Total Capitalization 30.00% Cost of Debt 10.50% Equity / Total Capitalization 70.00% Marginal Tax Rate 25.00% Debt / Equity 0.43 After Tax Cost of Debt 7.88% Additional Inputs Cost of Equity Calculation (c) Risk Free Rate 1.29% Risk Free Rate 1.29% (d) Market Risk Premium 7.15% Market Risk Premium 7.15% Levered Beta 1.62 (d) Size Premium 1.47% Cost of Equity 14.32% Weighted Average Cost of Capital 12.39% Source: Bloomberg, Capital IQ, U.S. Treasury, and Duff & Phelps 2020 Valuation Handbook. Note: Market data as of August 28, 2020. (a) 5-year daily adjusted beta per Bloomberg as of August 28, 2020. AVALANCHE levered beta calculated by taking the median unlevered beta of the set of comparable companies and re-levering it at the target capital structure mix as provided by AVALANCHE. (b) Per AVALANCHE as of August 28, 2020. Total Capitalization is equal to the sum of Net Debt plus Equity Market Capitalization. (c) Based on 20-year U.S. Treasury yield rate per U.S. Treasury website as of August 28, 2020. (d) Per Duff & Phelps 2020 Valuation Handbook. (e) Per Cowen estimates. 25

APPENDIX CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — U.S. NOL Benefit Year 4QP'20 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 2030P 2031P 2032P 2033P 2034P 2035P 2036P 2037P 2038P 2039P 2040P US ($ in millions) U.S. Operating Income (Loss) $7.2 $103.7 ($92.3 ) ($55.3 ) ($53.2 ) $17.7 $43.0 $50.5 $221.9 $314.3 $638.7 $655.7 $634.6 $863.1 $835.0 $868.1 $894.6 $920.5 $769.4 $694.1 $457.4 State Taxes - (5.2) - - - (0 .9) (2 .2) (2.6) (11.2) (15.9) (32.3) (33.2) (32.1) (43.7) (42.3) (44.0) (45.3) (46.6) (39.0) (35.1) (23.2) U.S. Federal PBT $7.2 $98.4 ($92.3) ($55.3) ($53.2 ) $16.8 $40.8 $48.0 $210.7 $298.4 $606.4 $622.5 $602.5 $819.4 $792.8 $824.1 $849.3 $873.8 $730.4 $658.9 $434.2 NOL (BOP) 139.5 60.8 153.1 208.4 261.6 248.1 215.5 177.1 8.5 - - - - - - - - - - - NOL Recognized (78.7) - - - (13.5) (32.7) (38.4) (168.5) (8.5) - - - - - - - - - - - NOL Accumulated - 92.3 55.3 53.2 - - - - - - - - - - - - - - - - NOL (EOP) 60.8 153.1 208.4 261.6 248.1 215.5 177.1 8.5 - - - - - - - - - - - - EBIT (Post-NOL) 7.2 19.7 (92.3) (55.3) (53.2) 3.4 8.2 9.6 42.1 289.8 606.4 622.5 602.5 819.4 792.8 824.1 849.3 873.8 730.4 658.9 434.2 Federal Taxes - ($4.1) - - - ($0.7) ($1.7) ($2.0) ($8.8) ($60.9) ($127.3) ($130.7) ($126.5) ($172.1) ($166.5) ($173.1) ($178.4) ($183.5) ($153.4) ($138.4) ($91.2) Total U.S. Taxes - ($9.4) - - - ($1.6) ($3.9) ($4.6) ($20.1 ) ($76.8 ) ($159.7) ($163.9) ($158.7) ($215.8) ($208.8) ($217.0) ($223.6) ($230.1) ($192.3) ($173.5) ($114.4) NOL Benefit - $16.5 - - - $2.8 $6.9 $8.1 $35.4 $1.8 - - - - - - - - - - - Discounted Free Cash Flow - $15.0 - - - $1 .5 $3.2 $3 .3 $1 2.8 $0.6 - - - - - - - - - - - Cumulative Free Cash Flow $36.5 Terminal Value $0.0 Implied NOL Tax Shield Value $36.5 Source: AVALANCHE projections as of August 18, 2020. Note: U.S. NOL tax benefit discounted to September 30, 2020 using a 14.0% cost-of-equity and mid-period convention. U.S. Taxes accounts for estimated December 31, 2020 U.S. NOL balance of $139.5mm, per AVALANCHE estimates. State taxes calculated using implied average state tax rate of 5%. 26APPENDIX CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — U.S. NOL Benefit Year 4QP'20 2021P 2022P 2023P 2024P 2025P 2026P 2027P 2028P 2029P 2030P 2031P 2032P 2033P 2034P 2035P 2036P 2037P 2038P 2039P 2040P US ($ in millions) U.S. Operating Income (Loss) $7.2 $103.7 ($92.3 ) ($55.3 ) ($53.2 ) $17.7 $43.0 $50.5 $221.9 $314.3 $638.7 $655.7 $634.6 $863.1 $835.0 $868.1 $894.6 $920.5 $769.4 $694.1 $457.4 State Taxes - (5.2) - - - (0 .9) (2 .2) (2.6) (11.2) (15.9) (32.3) (33.2) (32.1) (43.7) (42.3) (44.0) (45.3) (46.6) (39.0) (35.1) (23.2) U.S. Federal PBT $7.2 $98.4 ($92.3) ($55.3) ($53.2 ) $16.8 $40.8 $48.0 $210.7 $298.4 $606.4 $622.5 $602.5 $819.4 $792.8 $824.1 $849.3 $873.8 $730.4 $658.9 $434.2 NOL (BOP) 139.5 60.8 153.1 208.4 261.6 248.1 215.5 177.1 8.5 - - - - - - - - - - - NOL Recognized (78.7) - - - (13.5) (32.7) (38.4) (168.5) (8.5) - - - - - - - - - - - NOL Accumulated - 92.3 55.3 53.2 - - - - - - - - - - - - - - - - NOL (EOP) 60.8 153.1 208.4 261.6 248.1 215.5 177.1 8.5 - - - - - - - - - - - - EBIT (Post-NOL) 7.2 19.7 (92.3) (55.3) (53.2) 3.4 8.2 9.6 42.1 289.8 606.4 622.5 602.5 819.4 792.8 824.1 849.3 873.8 730.4 658.9 434.2 Federal Taxes - ($4.1) - - - ($0.7) ($1.7) ($2.0) ($8.8) ($60.9) ($127.3) ($130.7) ($126.5) ($172.1) ($166.5) ($173.1) ($178.4) ($183.5) ($153.4) ($138.4) ($91.2) Total U.S. Taxes - ($9.4) - - - ($1.6) ($3.9) ($4.6) ($20.1 ) ($76.8 ) ($159.7) ($163.9) ($158.7) ($215.8) ($208.8) ($217.0) ($223.6) ($230.1) ($192.3) ($173.5) ($114.4) NOL Benefit - $16.5 - - - $2.8 $6.9 $8.1 $35.4 $1.8 - - - - - - - - - - - Discounted Free Cash Flow - $15.0 - - - $1 .5 $3.2 $3 .3 $1 2.8 $0.6 - - - - - - - - - - - Cumulative Free Cash Flow $36.5 Terminal Value $0.0 Implied NOL Tax Shield Value $36.5 Source: AVALANCHE projections as of August 18, 2020. Note: U.S. NOL tax benefit discounted to September 30, 2020 using a 14.0% cost-of-equity and mid-period convention. U.S. Taxes accounts for estimated December 31, 2020 U.S. NOL balance of $139.5mm, per AVALANCHE estimates. State taxes calculated using implied average state tax rate of 5%. 26

APPENDIX CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Diluted Share Count Components AVALANCHE DILUTED SHARES AVALANCHE OPTIONS SCHEDULE SUMMARY Dilution Outstanding Options # Diluted #(mm) (a) Strick Price Range Options # (mm) in TSM (mm) $0.00 - $9.99 0.945 0.597 Common Stock 101.615 $10.00 - $10.99 0.036 0.014 Restricted Stock Units 1.536 $11.00 - $11.99 0.032 0.010 Employee Stock Purchase Plan (ESPP) 0.040 $12.00 - $12.99 1.710 0.488 (a) Total Options Outstanding (Treasury Stock Method) 1.362 $13.00 - $13.99 0.279 0.067 Diluted Shares 104.554 $14.00 - $14.99 0.605 0.102 $15.00 - $15.99 0.223 0.025 $16.00 - $16.99 1.325 0.056 $17.00 - $17.99 0.737 0.003 $18.00 - $18.99 0.222 0.000 $19.00 - $19.99 0.269 0.000 $20.00 - $35.99 3.669 0.000 Total 10.053 1.362 Source: AVALANCHE as of August 27, 2020. (a) Calculated using Treasury Stock Method (TSM) with stock price of $17.57 per share based on mid point of NPV analysis using AVALANCHE projections as of August 18, 2020 and 12.0% WACC. 27APPENDIX CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Diluted Share Count Components AVALANCHE DILUTED SHARES AVALANCHE OPTIONS SCHEDULE SUMMARY Dilution Outstanding Options # Diluted #(mm) (a) Strick Price Range Options # (mm) in TSM (mm) $0.00 - $9.99 0.945 0.597 Common Stock 101.615 $10.00 - $10.99 0.036 0.014 Restricted Stock Units 1.536 $11.00 - $11.99 0.032 0.010 Employee Stock Purchase Plan (ESPP) 0.040 $12.00 - $12.99 1.710 0.488 (a) Total Options Outstanding (Treasury Stock Method) 1.362 $13.00 - $13.99 0.279 0.067 Diluted Shares 104.554 $14.00 - $14.99 0.605 0.102 $15.00 - $15.99 0.223 0.025 $16.00 - $16.99 1.325 0.056 $17.00 - $17.99 0.737 0.003 $18.00 - $18.99 0.222 0.000 $19.00 - $19.99 0.269 0.000 $20.00 - $35.99 3.669 0.000 Total 10.053 1.362 Source: AVALANCHE as of August 27, 2020. (a) Calculated using Treasury Stock Method (TSM) with stock price of $17.57 per share based on mid point of NPV analysis using AVALANCHE projections as of August 18, 2020 and 12.0% WACC. 27

APPENDIX CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Ownership Profile (shares in millions) Position Change Current Ownership % Weight in % Ownership Shareholder Value ($mm) Ex-ISLANDERS CSO Position of All CSO 1Q2020 4Q2019 3Q2019 ISLANDERS 77.1 77.1 77.1 70.2 75.9% $877.3 43.3% Fidelity 10.6 10.7 10.8 11.3 10.4% 120.8 25.5% 68.8% Novartis 6.3 6.3 6.3 6.3 6.2% 71.1 BlackRock 2.3 1.8 1.9 1.9 9.4% 78.2% 2.3% 26.2 6.0% 84.1% 1.4% The Vanguard Group 1.5 1.4 1.4 1.7 16.7 Bellevue 1.5 3.2 3.2 3.1 6.0% Top 5 90.1% 1.4% 16.6 D.E. Shaw 0.4 0.3 0.2 0.1 1.8% 0.4% 5.1 91.9% Geode 0.3 0.3 0.3 0.3 0.3% 3.8 1.3% 93.2% 0.3% State Street 0.3 0.7 0.7 0.6 1.3% 3.6 100% Renaissance 0.3 0.0 0.1 0.0 100% 0.3% 3.4 1.2% Technologies AVALANCHE non-individual ownership remains highly concentrated with the top 10 shareholders holding ~100% Denotes overlapping shareholder with ISLANDERS Denotes shareholder purchased additional shares since prior quarter Denotes shareholder sold additional shares since prior quarter Source: Capital IQ as of August 28, 2020. Note: Total % ownership in AVALANCHE currently exceeds 100%. Reporting requirements for holdings data may not be aligned with the financials reporting of shares outstanding. AVALANCHE 28 had 101.6mm total common shares outstanding as of August 27, 2020, per AVALANCHE. APPENDIX CONFIDENTIAL – For Affiliate Transactions Committee Use Only AVALANCHE — Ownership Profile (shares in millions) Position Change Current Ownership % Weight in % Ownership Shareholder Value ($mm) Ex-ISLANDERS CSO Position of All CSO 1Q2020 4Q2019 3Q2019 ISLANDERS 77.1 77.1 77.1 70.2 75.9% $877.3 43.3% Fidelity 10.6 10.7 10.8 11.3 10.4% 120.8 25.5% 68.8% Novartis 6.3 6.3 6.3 6.3 6.2% 71.1 BlackRock 2.3 1.8 1.9 1.9 9.4% 78.2% 2.3% 26.2 6.0% 84.1% 1.4% The Vanguard Group 1.5 1.4 1.4 1.7 16.7 Bellevue 1.5 3.2 3.2 3.1 6.0% Top 5 90.1% 1.4% 16.6 D.E. Shaw 0.4 0.3 0.2 0.1 1.8% 0.4% 5.1 91.9% Geode 0.3 0.3 0.3 0.3 0.3% 3.8 1.3% 93.2% 0.3% State Street 0.3 0.7 0.7 0.6 1.3% 3.6 100% Renaissance 0.3 0.0 0.1 0.0 100% 0.3% 3.4 1.2% Technologies AVALANCHE non-individual ownership remains highly concentrated with the top 10 shareholders holding ~100% Denotes overlapping shareholder with ISLANDERS Denotes shareholder purchased additional shares since prior quarter Denotes shareholder sold additional shares since prior quarter Source: Capital IQ as of August 28, 2020. Note: Total % ownership in AVALANCHE currently exceeds 100%. Reporting requirements for holdings data may not be aligned with the financials reporting of shares outstanding. AVALANCHE 28 had 101.6mm total common shares outstanding as of August 27, 2020, per AVALANCHE.

APPENDIX CONFIDENTIAL – For Affiliate Transactions Committee Use Only All Industries: Precedent Minority Squeeze-Out Premiums Stub Implied Total Acquiror Ownership Unaffected Announce Date Acquiror Target Value ($mm) Equity Value Prior to Deal (%) Premium (%) Ownership: 50-75% 07/26/2020 CNX Midstream Partners LP CNX Resources Corp $356 $760 53.1% 15.0% 11/27/2019 KYOCERA AVX 1,031 3,679 72.0% 44.6% 08/08/2019 BridgeBio Pharma Eidos Therapeutics 478 1,430 66.6% 20.9% 02/19/2019 Jefferies Financial HomeFed Corporation 189 631 70.1% 15.3% 11/16/2018 Employers Mutual Casualty EMC Insurance Group 356 780 54.3% 50.1% 06/19/2018 Roche Holdings Foundation Medicine 2,395 5,519 56.6% 29.0% 01/09/2018 Evergreen Parent AmTrust Financial Services 1,447 2,896 50.0% 45.5% 12/12/2016 Fujian Thaihot Alliance Healthcare Services 74 153 51.6% 66.7% 08/18/2016 Investor Group Emmis Communications 24 50 52.0% 2.8% 03/07/2016 Great American Insurance National Interstate Corp 312 633 50.8% 43.7% 01/15/2016 Investor Group Synutra International 125 343 63.5% 63.0% 07/13/2015 Investor Group Books-A-Million 20 46 57.6% 23.1% 02/19/2013 Chiesi Pharmaceuticals Cornerstone Therapeutics 112 267 58.0% 77.6% 12/13/2012 Sprint Nextel Clearwire 3,800 7,631 50.2% 285.0% 11/28/2012 Danfoss Sauer-Danfoss 693 2,835 75.6% 48.6% 11/28/2012 GETCO Holdings Knight Capital Group 578 1,376 58.0% 26.3% 02/23/2011 Enterprise Products Operating Duncan Energy Partners 1,050 2,532 58.5% 34.6% 11/03/2009 Tilman J Fertitta Landry's Restaurants 178 395 55.1% 36.0% 08/11/2008 Bank of Tokyo UnionBanCal Corp 3,707 10,714 65.4% 24.5% 07/21/2008 Roche Holdings Genentech 46,800 105,882 55.8% 16.1% 03/09/2008 Nationwide Mutual Insurance Nationwide Financial Services 2,479 7,356 66.3% 38.0% 08/09/2007 Applied Digital Solutions Digital Angel 31 69 55.2% 10.0% 04/01/2007 Sam Zell Tribune 3,638 7,651 52.5% 5.9% 11/20/2006 Toronto-Dominion TD Banknorth 3,200 7,442 57.0% 6.5% 10/08/2006 VNU NV NetRatings 378 853 55.8% 44.1% 02/06/2006 Lafarge Lafarge North America 3,528 7,538 53.2% 33.1% 10/09/2005 ev3 Micro Therapeutics 101 338 70.2% 33.0% 09/01/2005 IYG Holding 7-Eleven 1,302 4,769 72.7% 15.0% 03/07/2005 Investor Group Insight Communications 718 1,851 61.2% 21.4% 01/18/2005 Liberty Media UGC Holdings 3,600 7,660 53.0% -2.3% Median 31.0% Ownership: 76-89% 02/29/2016 Icahn Enterprises Federal-Mogul Holdings $305 $1,690 82.0% 86.0% 02/07/2011 Berkshire Hathaway Wesco Financial 548 2,752 80.1% 20.3% 09/28/2007 Great American Financial American Financial 225 1,184 81.0% 15.0% 07/11/2007 LVB Acquisition Biomet 2,046 13,409 84.7% 32.3% 03/21/2005 News Corp Fox Entertainment 6,600 36,872 82.1% 17.6% 03/03/2005 Vishay Intertechnology Siliconix 197 1,003 80.4% 16.2% Median 18.9% 1st Quartile 16.1% Median 27.6% 3rd Quartile 44.0% Source: Thomson SDC, Capital IQ, SEC filings and company press releases. 29APPENDIX CONFIDENTIAL – For Affiliate Transactions Committee Use Only All Industries: Precedent Minority Squeeze-Out Premiums Stub Implied Total Acquiror Ownership Unaffected Announce Date Acquiror Target Value ($mm) Equity Value Prior to Deal (%) Premium (%) Ownership: 50-75% 07/26/2020 CNX Midstream Partners LP CNX Resources Corp $356 $760 53.1% 15.0% 11/27/2019 KYOCERA AVX 1,031 3,679 72.0% 44.6% 08/08/2019 BridgeBio Pharma Eidos Therapeutics 478 1,430 66.6% 20.9% 02/19/2019 Jefferies Financial HomeFed Corporation 189 631 70.1% 15.3% 11/16/2018 Employers Mutual Casualty EMC Insurance Group 356 780 54.3% 50.1% 06/19/2018 Roche Holdings Foundation Medicine 2,395 5,519 56.6% 29.0% 01/09/2018 Evergreen Parent AmTrust Financial Services 1,447 2,896 50.0% 45.5% 12/12/2016 Fujian Thaihot Alliance Healthcare Services 74 153 51.6% 66.7% 08/18/2016 Investor Group Emmis Communications 24 50 52.0% 2.8% 03/07/2016 Great American Insurance National Interstate Corp 312 633 50.8% 43.7% 01/15/2016 Investor Group Synutra International 125 343 63.5% 63.0% 07/13/2015 Investor Group Books-A-Million 20 46 57.6% 23.1% 02/19/2013 Chiesi Pharmaceuticals Cornerstone Therapeutics 112 267 58.0% 77.6% 12/13/2012 Sprint Nextel Clearwire 3,800 7,631 50.2% 285.0% 11/28/2012 Danfoss Sauer-Danfoss 693 2,835 75.6% 48.6% 11/28/2012 GETCO Holdings Knight Capital Group 578 1,376 58.0% 26.3% 02/23/2011 Enterprise Products Operating Duncan Energy Partners 1,050 2,532 58.5% 34.6% 11/03/2009 Tilman J Fertitta Landry's Restaurants 178 395 55.1% 36.0% 08/11/2008 Bank of Tokyo UnionBanCal Corp 3,707 10,714 65.4% 24.5% 07/21/2008 Roche Holdings Genentech 46,800 105,882 55.8% 16.1% 03/09/2008 Nationwide Mutual Insurance Nationwide Financial Services 2,479 7,356 66.3% 38.0% 08/09/2007 Applied Digital Solutions Digital Angel 31 69 55.2% 10.0% 04/01/2007 Sam Zell Tribune 3,638 7,651 52.5% 5.9% 11/20/2006 Toronto-Dominion TD Banknorth 3,200 7,442 57.0% 6.5% 10/08/2006 VNU NV NetRatings 378 853 55.8% 44.1% 02/06/2006 Lafarge Lafarge North America 3,528 7,538 53.2% 33.1% 10/09/2005 ev3 Micro Therapeutics 101 338 70.2% 33.0% 09/01/2005 IYG Holding 7-Eleven 1,302 4,769 72.7% 15.0% 03/07/2005 Investor Group Insight Communications 718 1,851 61.2% 21.4% 01/18/2005 Liberty Media UGC Holdings 3,600 7,660 53.0% -2.3% Median 31.0% Ownership: 76-89% 02/29/2016 Icahn Enterprises Federal-Mogul Holdings $305 $1,690 82.0% 86.0% 02/07/2011 Berkshire Hathaway Wesco Financial 548 2,752 80.1% 20.3% 09/28/2007 Great American Financial American Financial 225 1,184 81.0% 15.0% 07/11/2007 LVB Acquisition Biomet 2,046 13,409 84.7% 32.3% 03/21/2005 News Corp Fox Entertainment 6,600 36,872 82.1% 17.6% 03/03/2005 Vishay Intertechnology Siliconix 197 1,003 80.4% 16.2% Median 18.9% 1st Quartile 16.1% Median 27.6% 3rd Quartile 44.0% Source: Thomson SDC, Capital IQ, SEC filings and company press releases. 29

APPENDIX CONFIDENTIAL – For Affiliate Transactions Committee Use Only Healthcare: Precedent Minority Squeeze-Out Premiums Stub Implied Total Acquiror Ownership Unaffected (a) (a) Value ($mm) Equity Value Announce Date Acquiror Target Prior to Deal (%) Premium (%) 06/19/2018 Roche Holdings Foundation Medicine $2,400 $5,520 56.6% 29.0% 02/19/2013 Chiesi Pharmaceuticals Cornerstone Therapeutics $110 $270 58.0% 77.6% 07/21/2008 Roche Holdings Genentech $46,800 $105,880 55.8% 16.1% 10/09/2005 ev3 Micro Therapeutics $100 $340 70.2% 33.0% 1st Quartile 26% Median 31% 3rd Quartile 44% (b) Unsuccessful Squeeze-Out Bids 08/08/2019 BridgeBio Pharma Eidos Therapeutics (Initial Bid) $478 $1,430 66.6% 20.9% 10/14/2019 BridgeBio Pharma Eidos Therapeutics (Final Bid) $551 $1,650 66.6% 39.5% Source: Thomson SDC, SEC filings. Note: Includes healthcare deals where an existing shareholder of >50% of outstanding shares acquired all remaining outstanding shares since 2000. (a) Values rounded to the nearest $10mm. (b) BridgeBio / Eidos transaction was terminated as Eidos Special Committee rejected both bids. 30APPENDIX CONFIDENTIAL – For Affiliate Transactions Committee Use Only Healthcare: Precedent Minority Squeeze-Out Premiums Stub Implied Total Acquiror Ownership Unaffected (a) (a) Value ($mm) Equity Value Announce Date Acquiror Target Prior to Deal (%) Premium (%) 06/19/2018 Roche Holdings Foundation Medicine $2,400 $5,520 56.6% 29.0% 02/19/2013 Chiesi Pharmaceuticals Cornerstone Therapeutics $110 $270 58.0% 77.6% 07/21/2008 Roche Holdings Genentech $46,800 $105,880 55.8% 16.1% 10/09/2005 ev3 Micro Therapeutics $100 $340 70.2% 33.0% 1st Quartile 26% Median 31% 3rd Quartile 44% (b) Unsuccessful Squeeze-Out Bids 08/08/2019 BridgeBio Pharma Eidos Therapeutics (Initial Bid) $478 $1,430 66.6% 20.9% 10/14/2019 BridgeBio Pharma Eidos Therapeutics (Final Bid) $551 $1,650 66.6% 39.5% Source: Thomson SDC, SEC filings. Note: Includes healthcare deals where an existing shareholder of >50% of outstanding shares acquired all remaining outstanding shares since 2000. (a) Values rounded to the nearest $10mm. (b) BridgeBio / Eidos transaction was terminated as Eidos Special Committee rejected both bids. 30

CONFIDENTIAL – For Affiliate Transactions Committee Use Only THANK YOUCONFIDENTIAL – For Affiliate Transactions Committee Use Only THANK YOU